UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2007

ENERGTEK INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51249 (Commission File Number)	42-1708652 (IRS Employer Identification No.)

26 East Hawthorne Avenue
Valley Stream, NY 11580
(Address of Principal Executive Offices, Zip Code)

(516) 887-8200
(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Between January 18, 2007 and February 6, 2007, the Company agreed to issue 940,000 shares of its common stock to seven non-U.S. persons pursuant to a Regulation S Subscription Agreement entered into with each such person. The purchase price paid to the Company for the purchase of such shares was $0.05 per share, amounting in the aggregate to $47,000. This transaction was conducted in reliance upon an exemption from registration provided under Regulation S promulgated under the Securities Act of 1933. The Company did not make any offers in the United States, each of the purchasers was outside the United States, and there were no selling efforts in the United States.

On January 26, 2007, the Company agreed to issue 100,000 shares of its common stock to a purchaser pursuant to a Regulation D Subscription Agreement. The purchase price paid to the Company for the purchase of such shares was $0.05 per share, amounting in the aggregate to $5,000. This transaction was conducted in reliance upon an exemption from registration provided under Regulation D promulgated under the Securities Act of 1933. The purchaser represented to the Company that he was an accredited investor (as such term is defined under Rule 501 of Regulation D), and the transaction did not involve any form of general solicitation or advertising.

On February 16, 2007, the Company agreed to issue 1,111,111 shares of its common stock to a purchaser pursuant to a Regulation S Subscription Agreement entered into with such person. The purchase price paid to the Company for the purchase of such shares was $0.36 per share, amounting in the aggregate to $400,000. This transaction was conducted in reliance upon an exemption from registration provided under Regulation S promulgated under the Securities Act of 1933. The Company did not make any offers in the United States, the purchaser was outside the United States, and there were no selling efforts in the United States.

On February 23, 2007, the Company agreed to issue to a purchaser 500,000 units of the Company’s securities, each unit consisting of one share of common stock and two warrants, one of which was designated the Class 2007-D Warrant and the other the Class 2007-E Warrant. Each Class 2007-D Warrant entitles the holder thereof to purchase one share of common stock at a purchase price of $0.75 until June 30, 2008. Each Class 2007-E Warrant entitles the holder thereof to purchase one share of common stock at a purchase price of $1.05 until December 31, 2009. The purchase price paid to the Company for each unit was $0.50, amounting in the aggregate to $250,000. This transaction was conducted in reliance upon an exemption from registration provided under Regulation S promulgated under the Securities Act of 1933. The Company did not make any offers in the United States, the purchaser was outside the United States, and there were no selling efforts in the United States.

For all the terms and conditions of the above-referenced agreements, reference is hereby made to the forms of such agreements annexed hereto as Exhibits 10.11, 10.12, 10.13, 10.14, 10.15, and 10.16. All statements made herein concerning the foregoing agreements are qualified by references to said exhibits.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.   Not applicable
(b) Pro forma financial information.                       Not applicable
(c) Exhibits

Exhibit 10.11  Form of Regulation S Subscription Agreement for the purchase of common stock at $0.05 per share

Exhibit 10.12  Regulation D Subscription Agreement for the purchase of common stock at $0.05 per share

Exhibit 10.13  Form of Regulation S Subscription Agreement for the purchase of common stock at $0.36 per share

Exhibit 10.14  Form of Regulation S Subscription Agreement for the purchase of units at $0.50 per unit

Exhibit 10.15  Form of Class 2007-D Warrant Agreement

Exhibit 10.16  Form of Class 2007-E Warrant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2007

ENERGTEK, INC.

By:	/s/ Doron Uziel
Name:	Doron Uziel
Title:	President, Chief Executive Officer, Chief
Financial Officer, and Chief Accounting
Officer